EXHIBIT 99.1
Investor Presentation
General Update November 2008

Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the Securities and Exchange Commission.

Company Overview Mercer is the largest publicly traded NBSK(1) market pulp producer in the world Operates three pulp mills with 1.43 million ADMT(2) of capacity Rosenthal            Stendal (3) Celgar (Germany) (Germany) (BC, Canada) 325,000 ADMT 620,000 ADMT 480,000 ADMT ___
(1) NBSK = northern bleached softwood kraft (2) ADMT = air dried metric tonnes (3) Stendal is a 70% owned facility

Our Strategy & Purpose
Mercer’s core purpose is providing fiber, renewable energy and chemicals from sustainable sources, for essential human needs Focus on NBSK market pulp Premium grade kraft pulp that generally obtains the highest price Operate modern, world-class NBSK pulp production facilities Target profitability in all market conditions Limit ongoing capital requirements Improve efficiency and reduce production costs Focus on continuous improvement Focus on energy production Grow assets and earnings Organically and through acquisitions

Mercer in Brief — Consolidated Financials As at Dec. 31st, 2007 and Sep. 30th, 2008 In Millions of EUR Restricted (1) Unrestricted (2) Consolidated Consolidated 12 month total ended 12 month total ended 12 month total ended 9 month total ended (unless otherwise stated) Dec. 31, 2007 Dec. 31, 2007Dec. 31, 2007September 30, 2008 Pulp Production 803,100 Admt 601,600 Admt 1,404,700 Admt 1,086,100 Admt Net Sales 401.3303.1704.4528.3 Operating EBITDA 65.660.6126.276.6
In Millions of EUR Restricted (1) Unrestricted (2) Consolidated Consolidated (unless otherwise stated) Dec. 31, 2007 Dec. 31, 2007Dec. 31, 2007September 30, 2008 Cash 59.4 58.4 117.8 88.8 Total Assets 627.9 655.6 1,283.5 1,249.7 Total Employees 878 612 1,490 1,505 Long — Term Debt 273.6 633.7 (3) 849.9 832.0 Availability on Revolvers 52.5 — 52.5 43.2
(1) The Restricted Group is comprised of the Rosenthal and Celgar mills, as well as Mercer Inc. and certain holding subsidiaries
(2) The Unrestricted Group is comprised of the Stendal mill, as well as discontinued operations up to December 31, 2006 5 (3) The Unrestricted Group’s long-term debt includes EUR 57.4 million of debt due to the Restricted Group

Mercer’s Impressive Financial PerformanceQuarterly Revenue Growth200 175Revenue Growth 2005 2006 2007 150125Revenues (EUR) 452,437 623,977 704,391 10075Revenues (USD) [1] 563,103 783,715 965,720 5025Revenue (Millions of EUR) 004 05 06 06 07 ‘ 083’ 1’ 3’Q1’04 Q3’Q1’05 Q Q Q Q1 Q3’07Q1’08 Q3’ Mercer has experienced exceptional growth, with a 71% increase in revenue and a 100% increase in EBITDA from 2005’s performance in USD In 2007, Mercer’s revenues have grown to approximately $1 billion USDRolling LTM EBITDA160 140 120EBITDA Growth 2005 2006 2007 10080EBITDA (EUR) 69,810 148,338 126,744 6040EBITDA (USD) [1] 86,886 186,313 173,766 20EBITDA (Millions of EUR) 05 6 6 7’ 0 ‘07 ’ 0 ‘081’04 3’04 1’0 3’05 1 3’0 1 3 1’08 63Q Q Q Q Q Q Q Q Q Q1 Indicative results using EUR/USD FX rate of 1.245, 1.256, 1.371 in 2005, 2006 and 2007, respectively

NBSK Market Pulp Capacity By Producer By capacity, Mercer is the largest publicly traded NBSK market pulp producer in the worldSodra CellMercerCapacity Canfor Pulp TrustPope and Talbot Ilim PulpTotalWeyerhaeuser (1) by TembecProducersNew Domtar (1) Stora Enso West Fraser Metsa-Botnia SFK Pulp0 250 500 750 1,000 1,250 1,500 000’s Tonnes of NBSK Market Pulp Capacity(1) Adjusted for the merger of Weyerhaeuser’s fine paper business with Domtar, excluding idled mills in Prince Albert, SK and Lebel-sur-Quevillon, Que. 7Source: Public filings of individual companies

World Class AssetsMercer versus other top 20 NBSK producers as of Q4 2007 (includes integrated capacity) Large, modern facilities — low capital requirements, high runability State-of-the-art environmental compliance Energy — net producersWeighted average PM capacity, 1 000 4Q07750mt/a STRONG600Potlatch Weighted Average WeyerhaeuserBotnia Technical Age 19 Terrace Bay Ilim Mercer years1,000 mt/a 450 Södra UPM SCACanforCapacity,SFK Heinzel300P&TStora EnsoMill Domtar West Fraser Weighted Average Billerud Capacity 380,000 150 Boise t/aCatalyst MondiWEAK030 25 20 15 10 5 0Note: Bubble sizes represent market and integrated pulp productions Technical Age, Years 8Source: Jaakko Pöyry

Mercer Export of ElectricityMercer Electricity Generation and ExportsElectricity generation Electricity exports 1,600,0001,400,0001,200,000 1,401,8811,000,000 1,297,437 1,274,906 800,000600,000Total Electricity per Year (MWh) 400,000200,000 430,437 414,411 403,171 -2007 2006 20051.4 million tonnes 1.3 million tonnes 1.2 million tonnes Pulp Production Pulp Production Pulp Production• Pulp production and electricity generation are positively correlated — the more pulp that is produced, the more electricity that is available for export• In 2007, Mercer generated €22.9 million from the exporting of power

Pulp Price History
Quarterly Average RISI Price Delivered to N. Europe
USD CAD EURO

MERCER

Softwood Kraft Market Pulp

- There are three categories of softwood kraft market pulp, as defined by end-use requirements

Pulp Category	End Uses
Premium	Lightweight publication papers, premium tissue
Standard	Heavier weight publication papers, value tissues, lighter uncoated woodfree papers
Coarse (Includes SBSK)	Uncoated woodfree papers, packaging products

Premium and Standard grades of softwood pulp that offer reinforcement qualities are moving into a structural supply / demand dynamic that favours the producer

Source: Jaakko Pöyry

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MERCER

NBSK End Uses (2003 versus 2006)


2003
Specialties
17%
Printing and
Writing Paper
27%
Tissues
18%
15%
23%
Uncoated
Mechanical
(catalogs &
inserts)
Coated
Mechanical
(Magazines)
Source: Jaakko Pöyry
2006
Specialties
19%
17%
Printing and
Writing Paper
Tissues
21%
26%
Coated
Mechanical
(magazines)
17%
Uncoated
Mechanical
(catalogs & inserts)

Substitution Discussion:

- Substitution has been occurring as less demanding end uses have shifted away from NBSK, this trend has been occurring for well over a decade
- For certain end uses, paper makers have reduced the percentage of NBSK used but when one factors in the growth of the end use segment, NBSK consumption has grown on a net tonnes basis

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BSK Tightening of Supply and Demand Total Bleached Softwood Kraft demand in 2007 was 22.2 million tonnes, up from 21.9 million the year before NBSK follows the general demand increases for softwood Historic BSK Demand versus Practical Maximum Capacity Capacity (tonnes) Demand (tonnes) Demand Capacity Spread (%)

NBSK Tightening of Supply and Demand The gap between supply and demand widened slightly in 2007 We had expected the supply / demand spread to narrow to zero in 2007 with the 1.2 million tonnes in capacity closures, but swing capacity and debottlenecking offset the closures Based upon species mix in forests we believe capacity that has swung to NBSK can’t be sustained over the long term Limitations to fiber switching coupled with continued NBSK demand growth and further capacity closures will continue to tighten fundamentals, leading to higher prices over the long term Historic NBSK Demand versus Practical Maximum Capacity Capacity (tonnes) Demand (tonnes) Demand Capacity Spread (%)

MERCER

Market-Related NBSK Capacity Downtime

As a result of the significant downturns in pulp pricing and demand the pulp market has experienced in recent weeks, there have been announcements of downtime being taken at NBSK mills around the world

Market-Related NBSK Pulp Mill Temporary Closures (000's t)

Company	Location	Date	Total	Market
AbitibiBowater	Thunder Bay, ON [1]	Q4 2008	13	13
Boise Cascade	Wallula, Washington [2]	Q4 2008	22	10
Botnia	Finnish Mills	Q4 2008	50	50
Buchanan Forest Products	Terrace Bay, ON [1]	Q4 2008	40	40
Canfor Pulp	Intercon and PG, BC [1]	Q4 2008	30	30
EverGreen Pulp	Samoa, California [2]	Q4 2008	16	16
Howe Sound	Port Mellon, BC	Q4 2008	30	30
Nippon Paper Group	Peace River, Alta [1]	Q4 2008	12	12
Sodra	Tofte, Norway [1]	Q4 2008	11	11
Stora Enso	Enocell, Finland [1]	Q4 2008	25	25
Stora Enso	Norrsundet, Sweden	Q4 2008	48	48
Sunila Oy	Sunila, Finland	Q4 2008	30	30
Tembec	Skookumchuck, BC	Q4 2008	10	10
Total NBSK Capacity Closures *(Total and Market)*			***337***	***325***

[1] Undisclosed portion of the closed capacity is a kind of pulp other than NBSK

[2] Mills closure for indefinite period or at least no restart date announced. Idled capacity is per month and is expected to increase

Source: TerraChoice Market Services Inc.
Note: The list is not exhaustive as a growing number of companies have policies of not reporting downtime information

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Permanent NBSK Capacity Reductions The recently announced market-related closures are in addition to regular maintenance downtime and the considerable quantity of recent NBSK capacity closures Approximately 1.3 million tonnes of NBSK market pulp capacity already shut down with another 0.5 million tonnes expected to close in the next year Represents approximately 15% of total global NBSK pulp capacity *NBSK Pulp Mill Permanent Closures (000’s t)Company Location Date Total Market Stora Enso Norrsundet, Sweden Q1 2009 300 300 UPM Tervasaari, Finland Q4 2008 204 204 Stora Enso Kemijarvi, Finland Q2 2008 250 120 Weyerhaeuser USA Q1 2008 60 60 West Fraser Hinton, AB Q4 2006 70 70 Tembec Smooth Rock Falls, ON Q3 2006 200 200 Cascades Jonquiere, PQ Q3 2006 82 -Bowater Thunder Bay, ON Q2 2006 100 100 Korsnas Gavle, Sweden Q2 2006 70 70 Weyerhaeuser Prince Albert, SK Q2 2006 260 130 Western Forest Products Squamish, BC Q1 2006 275 275 Domtar Lebel-sur-Quevillon Q4 2005 300 300Total NBSK Capacity Closures (Total and Market) 2,171 1,829Source: NLK Pulp Monitor, TerraChoice Market Services and company filings16* Estimated total 2008 global NBSK pulp capacity = 12,435,000 tonnes (Source: Hawkins Wright, Outlook for Market Pulp Demand, Supply and Prices, August 2008)

Mercer’s Fiber AdvantagesGerman fiber profile High quality, well-managed fiber supply Sustainable forest supply exceeds German harvest rates Large number of world class sawmills Diversified supply over a large geographic region Large installed whole log chipping capacity utilized opportunistically and as needed Pricing currently moving lower

Mercer’s Fiber Advantages British Columbia fiber profile There are over 40 sawmills in the Celgar fiber basket 25% of supply is sourced from Washington / Idaho Celgar proximal fiber-basket unimpacted by the British Mountain Pine Beetle This will be a competitive advantage in the medium term Peripheral fiber basket Vancouver impacted by the Mountain Pine Beetle This creates a Seattle short/medium term whole-log fiber sourcing opportunity Couml [a] bi Oregon Rvi [r] e

Pulp Transition to Bio-energy EconomicsBioenergy opportunity for NBSK producers Kraft pulp mills are already the largest producers of Biomass Energy As Northern Hemisphere jurisdictions begin to pay premiums for green biofuels and electricity, pulp mills have opportunities to unlock unrealized value from existing assets Current incremental opportunities exist to increase biomass electricity generation Infrastructure, systems and personnel are already in place Scale provides for low energy conversion costs Employ cogeneration which allows for a far greater efficiency factor than stand alone power plants Future opportunities exist to extract additional products out of kraft pulp process in addition to existing “green“ turpentine and tall oil Biomass methanol Specialty chemicals Other green biofuels Technologies are being developed to capitalize on future opportunities As they become commercially available, pulp mills will capitalize on these opportunities because they are the logical platform for these technologies to evolve

World Class Assets — Stendal One of the newest and largest NBSK mills in the world 71% Mercer owned Capacity of 620,000 ADMTs per year Achieved world class mill availability of 94.0% in 2007 Economies of scale have allowed for lower conversion costs than Rosenthal Achieved a 26.4% reduction in non-fiber conversion costs in 2007 Non-fiber conversion costs were €96 (USD$132) per ADMT 667,000 MWh of electricity generated in 2007 273,000 MWh of green renewable energy was exported, generating revenues of €13.8 million (USD$18.9 million) in 2007 Location has strong forest base and is well positioned to service European and off-shore markets

World Class Assets — Rosenthal Converted to kraft pulp production in 1999 Capacity has increased from 160,000 to 325,000 ADMTs Sets new standards for world class mill availability at 98.8% Efficient mill with strong cost position One of the lowest delivered costs to Europe Achieved a 10.1% reduction in non-fiber conversion costs from previous year Continued its drive for excellence with another year of record production volume 384,000 MWh of electricity generated in 2007 133,000 MWh of green renewable energy was exported, generating revenues of €8.5 million (USD$11.6 million) in 2007 Location has strong lumber supply and is near a central transportation hub, positioning the mill to service important European markets

World Class Assets — Celgar Modern and efficient mill Capacity of 480,000 ADMT per year 16.6% reduction in non-fiber conversion costs from 2006 Mercer’s Blue Goose capital project has exceeded expectations, delivering greater savings per tonne of production In 2007, became a net exporter of electricity Recently announced the approval of the Celgar Green Energy Project, which will double the mill’s generating capacity Celgar’s energy opportunities fit well with the BC Government’s focus on securing large amounts of green renewable electricity Excellent location with proximity to fiber basket and ability to service growing Asian and North American Markets

Mercer Performance FocusContinuous improvement initiativesEBITDA 30+ A program created to focus the workforce on the goal of increasing EBITDA margins The program identifies and implements improvement opportunities that will enable the mills to reach minimum 30% EBITDA margins Key Areas include: Production increases Fixed cost reduction By-product development and sales Logistics Raw material procurement and logistics Sales optimization Mill conversion efficiencies

Mercer’s Consolidated Balance SheetAs at September 30, 2008LIABILITIESCurrent liabilitiesASSETS Accounts payable and accrued expenses € 87,315 Current assets Pension and other retirement obligations, current portion 955 Cash and cash equivalents € 75,779 Debt, current portion 36,599 Receivables 81,503 Total current liabilities 124,869Note receivable, current portion 628Inventories 129,965 Long-term liabilitiesPrepaid expenses and other 10,126 Debt, less current portion 795,445 Total current assets 298,001 Unrealized interest rate derivative losses 17,370 Pension and other post-retirement benefit obligations 18,361 Long-term assets Capital leases and other 12,290 Cash, restricted 13,000 Deferred income tax 29,277 Property, plant and equipment 904,653 872,743 Investments 646 Total liabilities 997,612Deferred note issuance and other costs 4,326Deferred income tax 25,432 SHAREHOLDERS’ EQUITYNote receivable, less current portion 3,650 Share capital 203,438 951,707 Additional paid-in capital 461Total assets € 1,249,708 Retained earnings 23,986 Accumulated other comprehensive income 24,211Total shareholders’ equity 252,096Total liabilities and shareholders’ equity € 1,249,70824

Unique Financial Structure Mercer’s capital structure provides high leverage to pulp cycles German Government provided Mercer € 375 million in grants for the construction of the Rosenthal and Stendal mills. This amount is credited against fixed assets and translates into € 375 million in equity or debt that the company did not have to raise Mercer’s € 531 million Stendal debt is 80% guaranteed by the German Government, is fixed at an interest rate of approximately 5.3% plus margins and costs, and is secured by the mill’s own assets The debt has provisions for cross-currency swaps with no required margins It is an amortizing debt with no immediate balloon payments Our principal payments are effectively made in pre-tax dollars due to Mercer’s tax shields Unsecured convertible debt of USD $67.3 million at 8.5% with a conversion factor of 7.75; redeemable by the company starting Oct. 15th, 2008, maturing Oct. 15th, 2010 Unsecured senior notes of USD $310 million at 9.25%, maturing Feb. 15th, 2013

Mercer’s Key Investment Highlights
Future supply/demand outlook for NBSK has never looked better
World class mills that have low delivered costs and are located in excellent fiber baskets Significant upside revenue potential due to excess electricity generating capacity and changing global markets for green power Incremental production capacity available at low capital cost Unique financial structure offering shareholders very high leverage to the pulp cycle Strong shareholder focused management team and board